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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-KSB
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 9, 1996



                          CLUCKCORP INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its charter)


                                      Texas
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                 (State or Other Jurisdiction of Incorporation)


       33-95796                                         76-0406417
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(Commission File Number)                  (I.R.S. Employer Identification No.)



1250 N.E. Loop 410, Suite 335, San Antonio, Texas          78209
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               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code: (210)824-2496


                                 Not applicable
          (former name of former address, if changed since last report)






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INFORMATION INCLUDED IN REPORT ON 8-KSB


Item 5.  Other Events

On August 8, 1996 the Company's Board of Directors elected to expand its Board to seven members, and added Michael Hogan and Ted Heesch as new Directors. On August 12, 1996, Jeff Morehouse resigned as a Director, and on November 25, 1996, Henry Salzarulo resigned as a Director of the Company. On December 9, 1996
D. W. Gibbs resigned as President, Chief Executive Officer, and Director of the Company.

Effective December 9, 1996, William J. Gallagher, Chairman of the Board was appointed to the position of Chairman and Chief Executive Officer for the Company, and Larry F. Harris, Executive Vice President and Chief Operating Officer, was appointed to the position of President and Chief Operating Officer and was added as a Director of the Company.

All Directors hold office until the next election at the annual meeting of stockholders.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf hereunto duly authorized.



                                       CLUCKCORP INTERNATIONAL, INC.
                                       (Registrant)

                                       By: /s/  WILLIAM J. GALLAGHER
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                                            William J. Gallagher
                                            Chairman and Chief Executive Officer



Date:  December 13, 1996

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